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                                                                    EXHIBIT 10.5

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of June 30, 1999, between TRANSMEDIA NETWORK INC., a Delaware corporation ("Grantor"), and THE CHASE MANHATTAN BANK, as Lender (the "Lender").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and between the Grantor and the Lender (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), the Lender has agreed to make the Loans to the Grantor; and

                  WHEREAS, as a condition to making of the loans and other extensions of credit under the Credit Agreement, and as security for the obligations of Grantor under the Credit Agreement, the Lender is requiring that the Grantor shall have executed and delivered this Security Agreement and granted the security interests contemplated hereby;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in Annex X to the Credit Agreement. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by Article 9 of the UCC to the extent the same are used or defined therein.

         2. GRANT OF LIEN.

                  (a) To secure the prompt and complete payment, performance and observance of all of the Grantor's Obligations under the Credit Agreement, Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Lender, a Lien upon all of its right, title and interest in, to and under all of its personal property (other than personal property of Grantor transferred in connection with or subject to Liens granted pursuant to the Existing Securitization Facility), whether now owned by or owing to, or hereafter acquired by or arising in favor of Grantor (including under any trade names (other than the "Transmedia" trade name and any other trade names which have been assigned in whole or in part or licensed to TNI Funding I, L.L.C. in connection with the Existing Securitization Facility), styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, Grantor, and regardless of where located, including without limitation, the following (all of which being hereinafter collectively referred to as the "Collateral"):

                             (Page 189 of 252 Pages)
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                           (i)     all Accounts;
                           (ii)    all Chattel Paper;
                           (iii)   all Contracts;
                           (iv)    all Documents;
                           (v)     all Equipment;
                           (vi)    all Fixtures;
                           (vii)   all General Intangibles;
                           (viii)  all Goods;
                           (ix)    all Instruments;
                           (x)     all Inventory;
                           (xi)    all Investment Property;
                           (xii) all bank accounts and all other deposit accounts (including, but not limited to, the Lock-Box Accounts, but excluding accounts into which collections related to the Existing Securitization Facility are deposited) and all deposits therein;
                           (xiii) all money, cash or cash equivalents of Grantor; and
                           (xiv) to the extent not otherwise included, all Proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

                  (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce the Lender as aforesaid, Grantor hereby grants to the Lender, a right of setoff against the property of Grantor held by the Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to the Lender, for any purpose, including safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power.

         3. LENDER'S RIGHTS; LIMITATIONS ON LENDER'S OBLIGATIONS.

                  (a) It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. The Lender shall have no obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by the Lender of any payment relating to any Contract or License pursuant hereto. The Lender shall not be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                             (Page 190 of 252 Pages)
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                  (b) The Lender may, at any time after a Default or Event of
Default shall have occurred and be continuing, without prior notice to Grantor, notify Account Debtors, parties to the Contracts and obligors in respect of Instruments and Chattel Paper that the Accounts and the right, title and interest of Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to the Lender, and that payments shall be made directly to the Lender. Upon the request of the Lender, Grantor shall so notify Account Debtors, parties to Contracts and obligors in respect of Instruments and Chattel Paper.

                  (c) The Lender may, at any time at which a Default or Event of Default has occurred and is continuing, in the Lender's own name or in the name of Grantor communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to the Lender's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. If a Default or Event of Default shall have occurred and be continuing, Grantor, at its own expense, shall cause the independent certified public accountants then engaged by Grantor to prepare and promptly deliver to the Lender as often as may reasonably be requested by the Lender the following reports with respect to Gra ntor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as the Lender may request.

         4. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants that:

                  (a) Grantor is the sole owner of each item of the Collateral upon which it purports to grant a Lien hereunder, and has good and marketable title thereto free and clear of any and all Liens other than Permitted Encumbrances or other Liens permitted by Section 6.02 of the Credit Agreement.

                  (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by Grantor in favor of the Lender pursuant to this Security Agreement or the other Financing Agreements, and (ii) in connection with any other Permitted Encumbrances or other Liens permitted by
Section 6.02 of the Credit Agreement.

                  (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected Lien in favor of the Lender on the Collateral (other than the Collateral of Grantor located at Grantor's sales offices and Restaurants) with respect to which a Lien may be perfected by filing pursuant to the UCC. Such Lien is prior to all other Liens, except Permitted Encumbrances or other Liens permitted by Section 6.02 of the Credit Agreement that would be prior to Liens in favor of the Lender as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from Grantor. All action by Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral (other than the Collateral of Grantor located at Grantor's sales offices and Restaurants) has been duly taken.

                             (Page 191 of 252 Pages)
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                  (d) Schedule II hereto lists all Instruments and Chattel Paper of Grantor that individually have an outstanding principal amount greater than $10,000. All actions by Grantor necessary or desirable to protect and perfect the Lien of the Lender on each item set forth on Schedule II (including the delivery of all originals thereof to the Lender and the legending of all Chattel Paper as required by Section 5(b) hereof) and on all Instruments and Chattel Paper that have an aggregate outstanding principal amount greater than $100,000 have been duly taken (to the extent of any such outstanding principal amount greater than $100,000). The Lien of the Lender on the Collateral listed on
Schedule II hereto and on all Instruments and Chattel Paper that have an aggregate outstanding principal amount greater than $100,000 is prior to all other Liens, except Permitted Encumbrances or other Liens permitted by Section
6.02 of the Credit Agreement that would be prior (to the extent of any such outstanding principal amount greater than $100,000) to the Liens in favor of the Lender as a matter of law, and is enforceable as such against any and all creditors of and purchasers from Grantor.

                  (e) Grantor's chief executive office, principal place of business, corporate offices, all warehouses and premises where Collateral is stored or located (other than Collateral of Grantor located at Grantor's sales offices and Restaurants), and the locations of all of its books and records concerning the Collateral are set forth on Schedule III hereto.

                  (f) With respect to the Accounts, (i) they represent bona fide rendering of services to Account Debtors in the ordinary course of Grantor's business and no material portion thereof is evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect to any material portion thereof and Grantor has not made any agreement with any Account Debtors in connection with any material portion thereof for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by Grantor in the ordinary course of its business for prompt payment, (iii) to Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability of any material portion thereof or could reasonably be expected to reduce the amount payable of any material portion thereunder as shown on Grantor's books and records and any invoices and statements delivered to the Lender with respect thereto; (iv) Grantor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtors in connection with any material portion thereof; and (v) Grantor has no knowledge that any Account Debtors in connection with any material portion thereof are unable generally to pay its debts as they become due. Further with respect to the Accounts, except for an immaterial portion of the Accounts, (x) the amounts shown on all invoices and statements which may be delivered to the Lender with respect thereto are actually and absolutely owing to Grantor as indicated thereon and are not in any way contingent; (y) no payments have been or shall be made thereon except payments immediately delivered to the Borrower's accounts or a Lock-Box Account; and (z) to Grantor's knowledge, all Account Debtors have the capacity to contract.

                  (g) Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule IV hereto (other than the "Transmedia" Trademark and any

                             (Page 192 of 252 Pages)
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other Patents, Trademarks and Copyrights that have been assigned in whole or in part or licensed to TNI Funding I, L.L.C. in connection with the Existing Securitization Facility (referred to herein as the "Assigned Intellectual Property"). This Security Agreement shall be effective to create a valid and continuing Lien on Grantor's Patents, Trademarks and Copyrights listed on
Schedule IV hereto.

         5. COVENANTS. Grantor covenants and agrees with Lender that from and after the date of this Security Agreement and until the payment in full of the Obligations and termination of the Commitment:

                  (a) Further Assurances; Pledge of Instruments. At any time and from time to time, upon the written request of the Lender and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as the Lender may deem reasonably necessary to obtain the full benefits intended by this Security Agreement and of the rights and powers intended to be herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Lender of (A) any License or Contract related to Receivables or Related Security and (B) any other material License or Contract (excluding for the purposes of this Section 5(a) any marketing agreements with financial institutions and other corporate entities that provide for the solicitation by Grantor of participants in programs sponsored by such financial institutions and other entities to become Registered Card Members or to participate in other programs sponsored by Grantor), in each case, held by Grantor or in which Grantor has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the UCC with respect to the Liens granted hereunder or under any other Financing Agreement (other than with respect to the Collateral of Grantor located at Grantor's sales offices or Restaurants), and
(iii) with respect to Collateral that individually has an outstanding principal amount greater than $10,000 or in the aggregate have an outstanding principal amount greater than $100,000, transferring (to the extent of any such outstanding principal amount greater than $100,000) such Collateral to the Lender's possession if such Collateral consists of Chattel Paper, Instruments or if a Lien on such Collateral can be perfected only by possession, or if requested by the Lender. Grantor also hereby authorizes the Lender to file any such financing or continuation statements without the signature of Grantor to the extent permitted by applicable law (other than with respect to the Collateral of Grantor located at Grantor's sales offices or Restaurants). If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to the Lender immediately upon Grantor's receipt thereof.

                  (b) Maintenance of Records. Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. All Chattel Paper that individually has an outstanding principal amount greater than $10,000 or in the aggregate have an

                             (Page 193 of 252 Pages)
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outstanding principal amount greater than $100,000 shall be marked (to the extent of any such outstanding principal amount greater than $100,000) with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of The Chase Manhattan Bank, as Lender."

                  (c) Covenants Regarding Patent, Trademark and Copyright Collateral.

                           (i) Other than with respect to the Assigned
         Intellectual Property, Grantor shall take all actions reasonably necessary or reasonably requested by the Lender to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business.

                           (ii) In the event that any of the Patent, Trademark or Copyright Collateral (other than the Assigned Intellectual Property) is infringed upon, or misappropriated or diluted by a third party, Grantor shall notify the Lender promptly after Grantor learns thereof. Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Lender shall deem reasonably appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

                  (d) Indemnification. In any suit, proceeding or action brought by the Lender or any Lender relating to any Account, Chattel Paper, Contract, Document, General Intangible or Instrument for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, Document, General Intangible or Instrument, Grantor will save, indemnify and keep the Lender harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Grantor, except, in the case of the Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of the Lender as finally determined by a court of competent jurisdiction. All such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against the Lender.

                  (e) Compliance with Terms of Accounts, etc. In all material respects, Grantor will perform and comply with all obligations in respect of its Accounts, Chattel Paper, Contracts and

                             (Page 194 of 252 Pages)
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Licenses and all other agreements to which it is a party or by which it is bound relating to the Collateral.

                  (f) Limitation on Liens on Collateral. Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances or other Liens permitted under Section 6.02 of the Credit Agreement, and will defend the right, title and interest of the Lender in and to any of Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

                  (g) Limitations on Disposition. Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement.

                  (h) Further Identification of Collateral. Grantor will, if so requested by the Lender, furnish to the Lender as often as the Lender reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in such detail as the Lender may specify.

                  (i) Notices. Grantor will advise the Lender promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances or Liens permitted pursuant to Section 6.02 of the Credit Agreement) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Financing Agreement.

         6. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  On the Effective Date, Grantor shall execute and deliver to the Lender a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the payment in full of the Obligations and termination of the Commitment. The powers conferred on the Lender under the Power of Attorney are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender agrees that (a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) the Lender shall account for any moneys received by the Lender in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney; provided that the Lender shall not have any duty as to any Collateral, and the Lender shall be accountable only for amounts they actually receive as a result of the exercise of such powers. NEITHER THE LENDER NOR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY

                             (Page 195 of 252 Pages)
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DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE,
EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

         7. REMEDIES; RIGHTS UPON DEFAULT.

                  (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Financing Agreements and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, the Lender may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event the Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Grantor or any other Person notice and opportunity for a hearing on the Lender's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Lender, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Lender shall have the right to conduct such sales on Grantor's premises or elsewhere and shall have the right to use Grantor's premises without charge for such time or times as the Lender deems necessary or advisable.

                  (b) Grantor further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall select, whether at Grantor's premises or elsewhere. Until the Lender is able to effect a sale, lease, or other disposition of Collateral, the Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems reasonably appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed reasonably appropriate by the Lender. The Lender shall have no obligation to Grantor to maintain or preserve the rights of Grantor as against third parties with respect to Collateral while Collateral is in the possession of the Lender. The Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Lender's remedies, with respect to such appointment without prior notice or hearing as to such appointment. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by the Lender of any other amount

                             (Page 196 of 252 Pages)
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required by any provision of law, need the Lender account for the surplus, if any, to Grantor. To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against the Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of the Lender as finally determined by a court of competent jurisdiction. Grantor agrees that ten (10) days' prior notice by the Lender of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees or other expenses incurred by the Lender to collect such deficiency.

                  (c) Except as otherwise specifically provided herein, Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

         8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling the Lender to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to the Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sublicense any Intellectual Property (other than the Assigned Intellectual Property) now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

         9. LIMITATION ON LENDERS' DUTY IN RESPECT OF COLLATERAL. The Lender shall use reasonable care with respect to the Collateral in its possession or under its control. The Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                             (Page 197 of 252 Pages)
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         11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

         12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Financing Agreements which, taken together, set forth the complete understanding and agreement of the Lender and Grantor with respect to the matters referred to herein and therein.

         13. NO WAIVER; CUMULATIVE REMEDIES. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Lender and then only to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Lender and Grantor.

         14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

         15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon payment in full of the Obligations and termination of the Commitment.

                             (Page 198 of 252 Pages)

         16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor (including any debtor-in-possession on behalf of Grantor) and shall, together with the rights and remedies of the Lender hereunder inure to the benefit of the Lender, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Lender hereunder. Grantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

         17. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement.

         18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE FINANCING AGREEMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTOR AND THE LENDER PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS, PROVIDED, THAT THE LENDER AND GRANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER. GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS,

                             (Page 199 of 252 Pages)

COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GRANTOR AT THE ADDRESS SET FORTH IN SECTION 8.01 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

         19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE LENDER AND GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

         20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

         22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

         23. BENEFIT OF LENDER. All Liens granted or contemplated hereby shall be for the benefit of the Lender, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

                             (Page 200 of 252 Pages)

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                        TRANSMEDIA NETWORK INC., as Grantor

                                        By: /s/ Stephen E. Lerch
                                            -----------------------------------
                                            Name:  Stephen E. Lerch
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


                                        THE CHASE MANHATTAN BANK, as Lender

                                        By: /s/ Steven J. Faliski
                                            -----------------------------------
                                            Name:  Steven J. Faliski
                                            Title: Vice President

                             (Page 201 of 252 Pages)